UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 17, 2003

Smith Micro Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26536	33-0029027

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia, Suite 200, Aliso Viejo, California		92656

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(949) 362-5800

None

(Former name or former address, if changed since last report)

Item 7.   Exhibits.

     99.1  Press Release of Smith Micro Software, Inc. dated July 17, 2003.

Item 9.   Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 17, 2003, the Registrant issued a press release announcing its results of operations and financial condition for the fiscal quarter ended June 30, 2003. The press release is attached to this report as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH MICRO SOFTWARE, INC.

(Registrant)

July 17, 2003	By: /s/ ROBERT W. SCHEUSSLER

Date	Name: Robert W. Scheussler Title: Chief Operating Officer and Chief Financial Officer

Index to Exhibits

Exhibit Number	Exhibit

99.1	Press Release of Smith Micro Software, Inc. dated July 17, 2003.